SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                                FORM 8-K

                       CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     7/25/2001

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2001 B
(Exact name of registrant as specified in its charter)


          Delaware                           333-93255-07           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                             75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 25-July-01 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated July-25-01.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
           Date:
           Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
           Exhibit No.

   1.)         Monthly Distribution Report Dated:     7/25/2001


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2001-B

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        7/25/2001

DISTRIBUTION SUMMARY


             Original  Beginning Certifica Principal  Ending Certificate
   Class   Face Value        Balance      Distribution    Balance
    A-1    134074000.00      134074000.00  1738072.51   132335927.49
    A-2    57096000.00        57096000.00        0.00    57096000.00
    A-3    59251000.00        59251000.00        0.00    59251000.00
    A-4    39093000.00        39093000.00        0.00    39093000.00
    A-5    28871000.00        28871000.00        0.00    28871000.00
    A-6    35376000.00        35376000.00        0.00    35376000.00
    A-7    56639000.00        56639000.00   694890.06    55944109.94
    M-1    28800000.00        28800000.00        0.00    28800000.00
    M-2    21600000.00        21600000.00        0.00    21600000.00
     B     19200000.00        19200000.00        0.00    19200000.00
   X-IO           0.00               0.00        0.00           0.00
     R            0.00               0.00        0.00           0.00
   TOTAL   480000000.00      480000000.00  2432962.57   477567037.43


             Interest     Pass-Through       Total
   Class   Distribution       Rate        Distribution
    A-1       550820.68           4.93000%  2288893.19
    A-2       254553.00           5.35000%   254553.00
    A-3       284898.56           5.77000%   284898.56
    A-4       208821.78           6.41000%   208821.78
    A-5       164324.11           6.83000%   164324.11
    A-6       187492.80           6.36000%   187492.80
    A-7       264944.66           4.21000%   959834.72
    M-1       166080.00           6.92000%   166080.00
    M-2       132480.00           7.36000%   132480.00
     B        124960.00           7.81000%   124960.00
   X-IO      1072302.79           0.00000%        0.00
     R             0.00           0.00000%        0.00
   TOTAL     3411678.38                     4772338.16


AMOUNTS PER $1,000 UNIT

                           Principal        Interest
   Class      Cusip       Distribution    Distribution
    A-1       152314DK4        12.96353141  4.10833331
    A-2       152314DL1         0.00000000  4.45833333
    A-3       152314DM9         0.00000000  4.80833336
    A-4       152314DN7         0.00000000  5.34166679
    A-5       152314DP2         0.00000000  5.69166672
    A-6       152314DQ0         0.00000000  5.30000000
    A-7       152314DR8        12.26875580  4.67777786
    M-1       152314DS6         0.00000000  5.76666667
    M-2       152314DT4         0.00000000  6.13333333
     B        152314DU1         0.00000000  6.50833333
   TOTAL                        5.06867202  7.10766329

              Total    Ending Certificate
   Class   Distribution      Balance
    A-1     17.07186472       987.03646859
    A-2     4.458333333      1000.00000000
    A-3     4.808333361      1000.00000000
    A-4     5.341666795      1000.00000000
    A-5     5.691666724      1000.00000000
    A-6     5.300000000      1000.00000000
    A-7     16.94653366       987.73124420
    M-1     5.766666667      1000.00000000
    M-2     6.133333333      1000.00000000
     B      6.508333333      1000.00000000
   TOTAL    9.942371167       994.93132798


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  July 31, 2001